UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2016

Analog Devices, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-7819	04-2348234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Norwood, MA	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 23, 2016, Analog Devices, Inc. (the “Company”) entered into a term loan agreement and an amended and restated revolving credit agreement, as described below.

A.	Term Loan Agreement

The Company’s new term loan facility consists of a 3-year unsecured term loan facility in the principal amount of $2.5 billion and a 5-year unsecured term loan facility in the principal amount of $2.5 billion, and was established pursuant to a Credit Agreement (“Term Loan Agreement”) among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, the several banks and other financial institutions from time to time parties thereto as lenders, JPMorgan Chase Bank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as joint lead arrangers and joint bookrunners, Bank of America, N.A., Credit Suisse AG, Cayman Islands Branch and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agents, and Wells Fargo Bank, National Association, PNC Bank, National Association, BMO Harris Bank, N.A., DBS Bank Ltd., Sumitomo Mitsui Banking Corporation, TD Bank, N.A., The Bank of New York Mellon, Fifth Third Bank, an Ohio Banking Corporation and Deutsche Bank Securities Inc., as documentation agents. Terms used in this Item 1.01(A) and not defined herein shall have the meanings ascribed to them in the Term Loan Agreement, which is attached to this Form 8-K as Exhibit 10.1.

The Closing Date, and the availability of the initial borrowings under the Term Loan Agreement, is conditioned upon, among other things, the consummation of the acquisition of Linear Technology Corporation (“Linear”) by the Company pursuant to the Agreement and Plan of Merger (“Merger Agreement”), dated as of July 26, 2016, by and among the Company, Linear and Tahoe Acquisition Corp. (the “Linear Technology Acquisition”). The Commitments automatically terminate on the earlier of the making of the Loans to the Company on the Closing Date or October 26, 2017. The proceeds of the Loans may be used by the Company to fund the Linear Technology Acquisition and to pay fees and expenses in connection therewith.

Loans can be Eurodollar Rate Loans or Base Rate Loans at the Company’s option. Each Eurodollar Rate Loan will bear interest at a rate per annum equal to the Eurodollar Rate plus a margin based on the Company’s Debt Ratings from time to time of between 0.75% and 1.625% in the case of the 3-year term loan facility, and a margin of between 0.875% and 1.750% in the case of the 5-year term loan facility. Each Base Rate Loan will bear interest at a rate per annum equal to the Base Rate plus a margin based on the Company’s Debt Ratings from time to time of between 0.00% and 0.625% in the case of the 3-year term loan facility, and a margin of between 0.00% and 0.750% in the case of the 5-year term loan facility. In addition, the Company has agreed to pay a ticking fee based on the Company’s Debt Ratings from time to time of between 0.06% and 0.25% times the actual daily amount of the Commitments in effect, accruing beginning 60 days following the effectiveness of the Term Loan Agreement and continuing until the earlier of the termination of the Commitments and the Closing Date.

Loans under the 3-year term loan facility will be repayable in full at maturity. Loans under the 5-year term loan facility will amortize as follows: 5.0% in each of the first two years, 10.0% in the third year, 15.0% in the fourth year and 20.0% in the fifth year, with the balance payable at maturity.

The Term Loan Agreement contains customary representations and warranties, affirmative and negative covenants and events of default applicable to the Company and its subsidiaries. The events of default include, among others, nonpayment of principal, interest, fees or other amounts, failure to perform covenants, cross-defaults to certain other indebtedness, insolvency or bankruptcy, customary ERISA defaults or the occurrence of a change of control. The negative covenants include limitations on liens, indebtedness, mergers and fundamental changes, and sales and other dispositions of property. The Term Loan Agreement also requires that, following the Closing Date, the Company maintain a ratio of funded debt to EBITDA of no greater than (i) 5.00 to 1.00 for any fiscal quarter through and including the fiscal quarter ending on or about May 5, 2018, (ii) 4.50 to 1.00 for any fiscal quarter commencing with the fiscal quarter ending on or about August 4, 2018, through and including the fiscal quarter ending on or about November 3, 2018, (iii) 4.00 to 1.00 for any fiscal quarter commencing with the fiscal quarter ending on or about February 2, 2019, through and including the fiscal quarter ending on or about November 2, 2019 and (iv) 3.00 to 1.00 for any fiscal quarter ending thereafter.

Following the consummation of the Linear Technology Acquisition, all or any portion of the Loans under the Term Loan Agreement may be assumed by a subsidiary of the Company subject to certain conditions, including the unconditional guarantee by the Company of such subsidiary’s obligations thereunder.

B.	Revolving Credit Agreement

The Company entered into an Amendment and Restatement Agreement dated as of September 23, 2016 which includes an Amended and Restated Credit Agreement (“Revolving Credit Agreement”) among the Company, as borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, the several banks and other financial institutions from time to time parties thereto as lenders, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as syndication agents and L/C Issuers, Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A., Credit Suisse Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as joint lead arrangers and joint bookrunners, and Deutsche Bank Securities Inc., Sumitomo Mitsui Bank Corporation, Wells Fargo, National Association, BMO Harris Bank, N.A., DBS Bank Ltd., PNC Bank, National Association, TD Bank, N.A. and The Bank of New York Mellon, as documentation agents. The Revolving Credit Agreement amends and restates the Company’s existing revolving credit agreement dated as of July 10, 2015, pursuant to which the revolving credit facility was established. The revolving credit facility expires on July 10, 2020 and is currently undrawn. Terms used in this Item 1.01(B) and not defined herein shall have the meanings ascribed to them in the Revolving Credit Agreement, which is attached to this Form 8-K as Exhibit 10.2.

Loans under the Revolving Credit Agreement can be Eurodollar Rate Loans or Base Rate Loans at the Company’s option. Each Eurodollar Rate Loan will bear interest at a rate per annum equal to the Eurodollar Rate plus a margin based on the Company’s Debt Ratings from time to time of between 0.690% and 1.375%. Each Base Rate Loan will bear interest at a rate per annum equal to the Base Rate plus a margin based on the Company’s Debt Ratings from time to time of between 0.00% and 0.375%. In addition, the Company has agreed to pay a facility fee based on the Company’s Debt Ratings from time to time of between 0.06% and 0.25% times the actual daily amount of the Commitments in effect.

The Revolving Credit Agreement amends the existing revolving credit facility by, among other things:

•	revising the Consolidated EBITDA calculation to permit the add-back of certain fees, expenses and operating improvements and synergies reasonably expected to result from the Linear Technology Acquisition;

•	modifying the funded debt to EBITDA ratio calculation to net out any unrestricted cash of the Company consisting of net cash proceeds of any outstanding debt securities issued by the Company after July 26, 2016 and prior to the closing of the Linear Technology Acquisition;

•	amending certain representations and warranties, affirmative and negative covenants and events of default to make them substantially consistent with those contained in the Term Loan Agreement described in Item 1.01(A) above; and

•	modifying the interest rate margins and fees as described above.

Upon the consummation of the Linear Technology Acquisition, and subject to certain other conditions, additional amendments to the Revolving Credit Agreement will become effective, including the following:

•	an increase in the aggregate commitments from $750 million to $1 billion;

•	modifications to the funded debt to EBITDA ratio calculation to net out, only for so long as the Company’s expected short-term bridge financing facility is outstanding, any unrestricted cash of the Company up to a cap, and to revise the maximum covenant level to (i) 5.00 to 1.00 for any fiscal quarter through and including the fiscal quarter ending on or about May 5, 2018, (ii) 4.50 to 1.00 for any fiscal quarter commencing with the fiscal quarter ending on or about August 4, 2018, through and including the fiscal quarter ending on or about November 3, 2018, (iii) 4.00 to 1.00 for any fiscal quarter commencing with the fiscal quarter ending on or about February 2, 2019, through and including the fiscal quarter ending on or about November 2, 2019 and (iv) 3.00 to 1.00 for any fiscal quarter ending thereafter; and

•	other technical amendments to align the indebtedness, fundamental changes and sales and other dispositions of property covenants with the comparable provisions in the Term Loan Agreement described in Item 1.01(A) above.

The Company has agreed to pay a ticking fee based on the Company’s Debt Ratings from time to time of between 0.06% and 0.25% times the actual daily amount of the increased commitments, accruing beginning 60 days following the effectiveness of the Revolving Credit Agreement and continuing until the earlier of the closing date of the Linear Technology Acquisition and the termination of the Merger Agreement. In addition, the Company has agreed to pay a participation fee of 0.125% of the aggregate principal amount of the commitment increase on the closing date of the Linear Technology Acquisition, if it occurs.

The Revolving Credit Agreement contains customary representations and warranties and affirmative and negative covenants, including, among others, limitations on liens, indebtedness of subsidiaries, mergers and other fundamental changes, and sales and other dispositions of property. The Revolving Credit Agreement also contains customary events of default, including, among others, nonpayment of principal, interest, fees or other amounts, failure to perform covenants, cross-defaults to certain other indebtedness, insolvency or bankruptcy, customary ERISA defaults or the occurrence of a change of control.

In the ordinary course of their respective businesses, certain of the lenders and the other parties to the Term Loan Agreement and Revolving Credit Agreement and their respective affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Company and its affiliates for which they have in the past received, and/or may in the future receive, customary compensation and expense reimbursement.

The foregoing descriptions of the Term Loan Agreement and the Revolving Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Agreement and the Amendment and Restatement Agreement (including the Revolving Credit Agreement), which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward Looking Statements

This communication contains forward-looking statements, which address a variety of subjects including, for example, statements related to the transaction between the Company and Linear. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability to satisfy the conditions to closing of the proposed transaction, on the expected timing or at all; the ability to obtain required regulatory approvals for the proposed transaction, on the expected timing or at all, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; the risk of stockholder litigation relating to the proposed transaction, including resulting expense or delay; higher than expected or unexpected costs associated with or relating to the transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that Linear’s business may not be successfully integrated with Analog Devices’ following the closing; the risk that the Company and Linear will be unable to retain and hire key personnel; and the risk that disruption from the transaction may adversely affect Linear’s or the Company’s business and relationships with their customers, suppliers or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both the Company’s and Linear’s filings with the Securities and Exchange Commission (“SEC”), including the risk factors contained in each of the Company’s and Linear’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed transaction, the Company and Linear have filed and will file relevant information with the SEC, including a registration statement of the Company on Form S-4 (the “registration statement”) that includes a prospectus of the Company and a proxy statement of Linear (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF LINEAR ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LINEAR AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus has been sent to Linear’s shareholders. The registration statement, proxy statement/prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.analog.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at Analog Devices, Inc., One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, Attention Investor Relations, or by telephone at (781) 461-3282. The documents filed by Linear with the SEC may be obtained free of charge at Linear’s website at www.linear.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Linear by requesting them by mail at Linear Technology Corporation, 1630 McCarthy Blvd., Milpitas, CA, 95035-7417, Attention: Investor Relations, or by telephone at (408) 432-2407.

Participants in the Solicitation

Linear, the Company and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies from Linear shareholders in connection with the proposed transaction. Information regarding the persons who may be deemed to be participants in the solicitation of Linear shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus filed with the SEC on September 16, 2016. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the definitive proxy statement for the Company’s 2016 annual meeting of shareholders, as previously filed with the SEC on January 28, 2016. Information about the directors and executive officers of Linear and their ownership of Linear common stock is set forth in the proxy statement/prospectus that Linear filed with the SEC on September 16, 2016. Free copies of these documents may be obtained as described in the paragraphs above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOG DEVICES, INC.

Date: September 26, 2016	/s/ David A. Zinsner
	Name:	David A. Zinsner
	Title:	Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of September 23, 2016, among Analog Devices, Inc., as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent, and each lender from time to time party thereto.

10.2	Amendment and Restatement Agreement, dated as of September 23, 2016, among Analog Devices, Inc., as Borrower, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto.